Exhibit 99.38

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1999
           Series 1999-19, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %             6.943905
                                                     ----------------------
     Weighted average maturity                                      174.01
                                                     ----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per  Interest Per
    Class   Certificate        Certificate     Certificate  Payout Rate
    -----   -----------        -----------     -----------  -----------
     R     $  0.00000000     $  0.00000000  $  0.00000000   %0.00000000
     PO    $  3.38420226     $  0.10043013  $  0.00000000   %0.00000000
     A     $  4.22710145     $  0.99865855  $  5.23107037   %6.49999998
     S     $  0.00000000     $  0.00000000  $  0.25530811   %0.31845002
     M     $  3.32131296     $  0.00000000  $  5.38155244   %6.50000226
     B1    $  3.32132159     $  0.00000000  $  5.38154185   %6.49998948
     B2    $  3.32132159     $  0.00000000  $  5.38154185   %6.49998948
     B3    $  3.32132159     $  0.00000000  $  5.38154185   %6.49998948
     B4    $  3.32131579     $  0.00000000  $  5.38153509   %6.49998137
     B5    $  3.32133587     $  0.00000000  $  5.38155377   %6.50000400

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            32,058.62
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:     $       145,655,278.25
                                                               -----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                419
                                                                ---------------
        3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance        Balance          Cusip
-----         -------          -----------------        -------          -----
R    $                  0.00  $             0.00  $             0.00  36157R4R3
PO   $            961,846.35  $       958,441.25  $           952.56  GEC9919PO
A    $        142,320,524.65  $   141,697,576.71  $           961.51  36157R4Q5
S    $        104,019,436.95  $   103,538,784.61  $           957.62  GEC99019S
M    $          1,203,149.12  $     1,199,127.01  $           990.20  36157R4S1
B1   $            451,056.73  $       449,548.85  $           990.20  36157R4T9
B2   $            451,056.73  $       449,548.85  $           990.20  36157R4U6
B3   $            451,056.73  $       449,548.85  $           990.20  36157R4Y8
B4   $            226,521.88  $       225,764.62  $           990.20  36157R4Z5
B5   $            226,478.63  $       225,721.52  $           990.20  36157R5A9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            5        Principal Balance     $    2,290,757.25
                               --------                            -------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    1,714,862.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,514,052.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------